Exhibit 99.1

Q4 2017 Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions or consolidations; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. 2 Forward-Looking Statements

3 About Non-GAAP Financial Measures Certain of the financial measures and ratios we present, including “tangible assets,” “return on average tangible assets,” “return on average tangible assets before provision for loan losses and taxes,” “return on average tangible common equity,” “tangible common book value,” “tangible common book value per share,” “tangible common equity,” “tangible common equity to tangible assets,” “adjusted net income,” “adjusted income per share,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included at the end of the financial statement tables.

A Foundation for Growth

Company Overview

- **Began banking operation in 2010 with four acquisitions in first 12 months, with six acquisitions to date**
- **Created meaningful scale and market share in attractive markets of Colorado and Greater Kansas City Region**
- **Closed Peoples, Inc. acquisition ($868 million in assets) on January 1, 2018. See page 7**
- **Growing a granular and well diversified loan portfolio with self-imposed concentration limits to protect against downside risk to any particular industry or real estate sector**
- **Stable low-cost deposit base**
- **Strong expense management, decreasing expenses 36% during the past five years, adjusted for acquisition expenses[4]**
- **Opportunistic manager of capital**
  - **Successfully repurchased 50.9% of shares or $534 million since early 2013 at a weighted average price of $20.03**
  - **Steadily increased dividend to $0.09 per share, an 80% increase in past 2 years**

NBHC Snapshot

Stock Price/52-Week Range	$33.01 / $30.10-$37.08
2017 Total Shareholder Return	
- NBHC	2.8%
- KRX Index	1.8%
BV/Share	$19.81
TBV/Share[1]	$17.94
TBV/Share with Excess Accretable Yield[2]	$18.89
Market Cap	$1bn
Assets[3]	$5.7bn
Loans[3]	$3.7bn
Deposits[3]	$4.7bn
Banking Centers[3]	105
FY17 ROAA/FY17 ROATA Adjusted[1]	0.31% / 0.82%
FY16 ROATA[1]	0.57%
FY17 ROAE/YTD17 ROATE Adjusted[1]	2.67% / 7.75%
FY16 ROATE[1]	5.04%
Strong Capital – Leverage Ratio/Risk-based Capital Ratio	9.83% / 13.82%

Note: Market and share repurchase data through 30-January-2018; financial information as of and for the year ended 31-December-17
(1) Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure
(2) TBV / share + net present value (5% discount rate) of excess after-tax accretable yield share as of December 31, 2017 . Excess after-tax accretable yield defined as total accretable yield less 4.0%. This results in an additional $0.95 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
(3) Pro forma with Peoples
(4) Adjusted for $2.7mm Peoples one-time acquisition-related expenses

National Bank Holdings CORPORATION
4

Fully Diluted EPS 5 Steady Progress Towards Long-term Profitability Targets ROATA Please see the Appendix for a reconciliation to this non-GAAP measure, including the adjustments to the most directly comparable GAAP measure ROATCE Cumulative Total Shareholder Return $0.53 $0.14 $0.79 0.57% (1) (1) (1) $1.26 YE15 YE16 YE17 Adjusted 1.29% 5.04% YE15 YE16 YE17 Adjusted 7.75% 0.17% 0.82% YE15 YE16 YE17 Adjusted 15.3% 69.5% 72.4% 6.0% 47.5% 50.1% YE15 YE16 YE17 NBHC KRX

Key Actions and Results

- Accelerated organic growth
  - Record new commercial loan originations of $605 million, a 21.5% increase over 2016
  - Relationship banking focused strategies
  - Organic loan growth covered $25 million or 17% decrease in acquired 310-30 loans since December 31, 2016
  - Grew Q4 2017 average transaction deposits $158.4 million or 23% annualized
- Expanded efficiency initiatives
  - Strong expense management, decreasing expenses 36% during the past five years, adjusted for acquisition expenses
  - Consolidated or sold 17 banking centers, or 17% of our franchise, since mid-2015
- Managed capital opportunistically
  - Closed $146 million acquisition of Peoples, Inc. on January 1, 2018
  - Increased quarterly dividend 28.6% to $0.09/share in 2Q 2017
  - Repurchased $534 million of shares at a weighted average price of $20.03 since early 2013

Record $605 million in commercial loan originations (2017)

2016: $498 million
2015: $552 million
2014: $477 million

Non 310-30 Loan Growth 12.6% (YoY 2017)

$343 million
Non 310-30 loan growth

Average Q4 2017 Transaction Deposit Growth 10.0%(3)

(YoY 4th Quarter)

Non-Interest Expense Reduction



36% decrease
$210
$184
$150
$158
$136
$134
FY12
FY13
FY14
FY15
FY16
FY17 Adjusted(1)

Non-energy net charge-offs remain low



.06%
.12%
.85%
.75%
.10%
.38%
.26%
.12%
YE14
YE15
YE16
YE17
Energy Charge-offs(2)
Non Energy Charge-offs(2)

Buybacks $534 million

- 51% Shares repurchased since early 2013 @ average price of $20.03
- Increased dividend 80% in past two years

(1) Adjusted for $2.7mm Peoples one-time acquisition-related expenses
(2) YTD non 310-30 net charge-offs
(3) Adjusted for 4 banking center divestitures in Q2 2017

National Bank Holdings Corporation

6

Completed Acquisition of Peoples, Inc.
(Closed Transaction January 1st, 2018)

Transaction Rationale: Strategic and Accretive

- Enhances Our Scale in the Demographically Attractive Colorado Front Range and the Greater Kansas City Region
- Complementary Cultural and Business Fit
- Strongly Accretive and Financially Attractive Acquisition
- Tangible book value Earnback(1) less than 3 years and IRR ~ 20%, before improvement from corporate tax reform
- Low Risk Transaction

Transaction Summary

- Acquired 100% of the common stock of Peoples, Inc. on January 1, 2018; national mortgage business completely wound down as of acquisition date.
- Adds an estimated $868 million in assets, $544 million in loans held for investment and deposits of $730 million.
- Transaction value of $146.4 million, including $36.2 million of cash consideration.
- $10.0 million escrow fund established to indemnify NBHC against certain potential liabilities, including those associated with the wound down Peoples bank national mortgage business.

Summary of Assumptions

- On track for cost savings of $7 million pre-tax, which represents 21% of core bank expense base (excluding retained mortgage business).
- Revenue enhancement expected, but none assumed.
- Remaining pre-tax deal-related charges of $7 to $8 million expected to be incurred in the first quarter of 2018.
- Estimated goodwill in the range of $50-$60 million depending on results of purchase accounting.

(1) Earnback based on cross-over method

National Bank Holdings CORPORATION
7

CO KS NM MO Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Dallas Austin 35 70 70 76 10 20 35 47 banking centers Ranks #5 in deposit market share in Kansas City MSA for local banks Expanded presence in Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2) Overland Park experienced 20% population growth from 2000 to 2015(3) 7.5% projected employment growth(3) Low unemployment rate of 3.6% (3) Expansion into college town markets of Lawrence, KS and Ottawa, KS Population: Metro KC – 2.1 million Favorable demographics vs. national levels in: Unemployment Household Income Business Climate & Recognition #2 Best City for Jobs (CBS MoneyWatch) 4th “Hot Startup” City (Entrepreneur Magazine) #15 on “50 Best Cities to Live” List (Bloomberg) #2 “Top Five Cities with Up-and-Coming Downtown” (Fortune) 8 NBHC Markets and Family of Brands ONE Charter, THREE Flags Attractive and Growing Markets External source: SNL Financial. Deposit data as of 30-June-2017 (1) Colorado State Demography Office – “Colorado's 2016 Population & Economic Overview” (2) Ranking based on aggregate population growth for 2017 – 2022 (3) Overland Park Chamber of Commerce, June 2017 3 commercial banking locations in Texas 6 banking centers in New Mexico Business Climate & Recognition Dallas: #3 Fastest Growing City (Forbes) Austin: #1 “2015 Best Large City to Live In” (WalletHub) 50 banking centers Ranks #5 in deposit market share in the state of Colorado for local banks #8 market share in the fast growing Colorado Springs MSA Population: Front Range – 4.6 million The Front Range contributed 96% of Colorado’s population growth between 2010 and 2015(1) Favorable demographics vs. national levels in: Unemployment ‒ Household Income Population Growth ‒ Income Growth Business Climate & Recognition Denver #1 Best Places to Live (U.S. News) 2nd Strongest State Economy in the U.S. (Business Insider) #1 in Labor Supply (Forbes) 4th Best State for Business (CNBC) 7th fastest growing state in 2016 (U.S. Census Bureau)

We Operate in Very Attractive Markets

Key Statistics by MSA

		U.S.	Denver, CO	Front Range	Kansas City, MO
Demographics	2018 Population (mm)	326.5	2.9	4.6	2.1
	Projected Population 5yr CAGR ('18-'23E)	0.7 %	✓ 1.6 %	✓ 1.5 %	0.6 %
	2018 Median Household Income	$61.0K	✓ $75.5K	✓ $73.7K	✓ $65.7K
	Projected Household Income Growth ('18-'23E)[1]	8.9 %	✓ 12.2%	✓ 11.5 %	✓ 9.6 %
	# of Businesses (000s)	-	114.9	182.7	76.0
Economics	Unemployment Rate (November-17)	3.9 %	✓ 2.8 %	✓ 2.8 %	✓ 3.2 %
	2015 Real GDP per Capita	$58.9K	✓ $68.6K	✓ $61.2K	✓ $60.2K
	Real GDP 5yr CAGR ('10-'15)	3.8 %	✓ 4.4 %	✓ 4.4 %	3.2 %
	Home Price Index 5yr Δ[2]	34.6 %	✓ 67.2 %	✓ 60.7 %	26.3 %
	Building Permit 5yr CAGR ('10-'15)	14.4 %	✓ 28.9 %	✓ 24.7 %	✓ 28.9 %
Banks	Branch Penetration (per 100k people)	27.3	✓ 22.0	✓ 22.9	32.7
	Top 3 Combined Deposit Market Share	55 %[3]	✓ 55 %	✓ 53 %	✓ 43 %

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-17. Front Range unemployment based on a weighted average unemployment and 2016 population for each MSA.
(1) HHI projections based on current dollar values (inflation adjusted)
(2) HFA home price index based on quarterly all-transaction data as of 30-Sep-17
(3) Based on U.S. Top 20 MSAs, population weighted (determined by population)

National Bank Holdings Corporation
9

Total Loans 10 Organic Loan Growth is Accelerating Total Loan Composition(1) New Commercial Loan Originations ($ in millions; totals in billions) $3.2 $2.9 Portfolio built on a relationship banking strategy targeted at full-service lending, depository and treasury management relationships $605 million in commercial loan originations in last twelve months, a 21.5% increase over 2016 Acquired 310-30 loans decreased 17.3% from the prior year Comments $3.7 $544 (1) Loan composition with Peoples as of December 31, 2017 ($ in millions) C&I and Owner Occupied CRE 54% Non owner occupied CRE 18% Acquired 310 - 30 loans 3% Resi Mortgage 24% Other Consumer 1% $88 $281 $477 $552 $498 $605 FY12 FY13 FY14 FY15 FY16 FY17 $1,011 $1,403 $1,883 $2,385 $2,715 $3,058 $3,058 $822 $451 $280 $203 $146 $121 $121 $1.9 $2.2 $2.6 $1.8 4QE12 4QE13 4QE14 4QE15 4QE16 4QE17 4QE17 w/ Peoples Non 310-30 loans Acquired 310-30 loans Peoples

Self-imposed concentration limits ensure a granular and diverse loan portfolio and protects against downside risk to any particular industry or real estate sector Commercial industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less Non owner-occupied CRE is 111% of risk-based capital and the largest specific property type is less than 5%; multi-family less than 1% New Commercial loans originated YTD: Average funding of $1.2 million Weighted average commitment, including unused, of $1.8 million Residential loans originated YTD: Average FICO of 758 Average LTV of 60% Average funding per loan of $131K Top 25 originated relationships as of December 31, 2017: Average funded balance of $14.9 million Average commitment of $21.7 million 11 Uniquely Diversified $3.2 Billion Loan Portfolio (Excludes Peoples) Granular and Well Diversified Loan Portfolio Portfolio Characteristics 1% 5% 13% 8% 5% 4% 3% 2% 2% 2% 2% 2% 1% 9% 5% 4% 2% 2% 4% 21% 1% 1% 1% Loan Concentrations1 (1) Does not include available credit C&I and Owner Occupied CRE 59.2% Non Owner - Occupied 17.5% Consumer 23.3%

Stable Credit Quality

(Excludes Peoples)

($ in millions)

Strong Credit Quality on $3.1 Billion of Non 310-30 Loans

Net Charge-offs



.06%
.12%
.85%
.75%
.10%
.38%
.26%
.12%
YE14
YE15
YE16
YE17
Energy Charge-offs
Non Energy Charge-offs

Allowance for Loan Losses(1)



.90%
1.09%
.16%
.93%
1.07%
.10%
.97%
1.02%
.02%
1.00%
YE14
YE15
YE16
YE17
Non Energy ALLL
Energy Related ALLL

(1) Does not include $1.8 million of purchase accounting marks

Provision for Loan Losses on Non 310-30 Loans

Change in Allowance



Net charge-offs, excluding Energy
Energy net charge-offs
Energy Provision
Non Energy Provision
$6
$7
$(1)
$9
$4
$8
$(3)
$2
$19
$7
$(22)
$(2)
$2
$4
$9
($8)
($3)
FY14
FY15
FY16
FY17

Provision for Loan Losses as a % of Non 310-30 Loans



Energy Provision
Non Energy Provision
.36%
.51%
.09%
.42%
.90%
.70%
.20%
.43%
.28%
.15%
FY14
FY15
FY16
FY17

High Yielding $121 Million 310-30 Loan Pools

Accretable Yield Reclassification Life-to-Date



$ 247
$ 24
$ 223
Inc. in Accretable Yield (Recog. Over Time)
Impairments (310-30 Provision)
Net Economic Impact

Stable Asset Credit Quality

- Low historical non 310-30 net charge offs – 2014: 0.06%, 2015: 0.12%, 2016: 0.85% / 0.10% (excluding energy), and 2017: 0.38% / 0.12% (excluding energy)
- Allowance for loan losses as a percentage of non-310-30 at 1.02%, or 1.00% without the energy portfolio reserves
- Added a net $8.6 million to accretable yield for the acquired loans accounted for under ASC 310-30 during 2017

National Bank Holdings CORPORATION

12

Non-performing Loans 13 Credit Quality Remains Strong in Non-Energy Portfolio (Excludes Peoples) Non 310-30 Classified Loans ($ in millions) Non-performing Assets Non-performing Asset Composition Non-performing Energy loans – 0.39% Acquired OREO OREO has been a source of income with net gains of $4.2 million and $4.4 million for the twelve months ended December 31, 2017 and 2016 Ratio of non-performing assets to total loans and OREO totaled 0.99%, or 0.60% excluding acquired loans/OREO and energy loans as of December 31, 2017 1.61% 0.99% $12.0 $12.0 $12.0 $12.6 $12.7 $40.8 $35.4 $33.8 $29.8 $1.6 4.73% 1.81% 1.61% 0.99% 4.73% 1.44% 1.21% 0.95% YE14 YE15 YE16 YE17 Non - performing assets excl. Energy Non - performing asset excl. Energy as a % of Total loans/OREO excl. energy Non - performing Energy assets Non - performing assets % of Total Loans/OREO $27.2 $49.4 $49.7 $33.4 $16.1 $12.6 $1.6 2.1% 2.7% 2.3% 1.1% 1.6% 2.1% 1.9% 1.1% YE14 YE15 YE16 YE17 Loans excluding Energy Loans excl. Energy as a % of Non 310 - 30 Loans Energy % of Non 310 - 30 Loans $10.8 $13.6 $18.1 $19.4 $12.6 $1.6 0.57% 0.99% 1.07% 0.66% 0.57% 0.56% 0.65% 0.62% YE14 YE15 YE16 YE17 Non - performing loans excl. Energy Non - performing loans excl. Energy as a % of Total Loans excl. energy Non - performing Energy loans Non - performing loans % of Total Loans 0.46% 0.60% 0.44% 0.05% 0.71% 0.34% YE16 YE17 Acquired NPLs and OREO Non-performing Energy loans Non-performing loans, excluding energy

Average Transaction Deposits 14 Growing Low Cost Transaction Accounts Average Time Deposits Deposit Composition Low Cost Deposits 17% (21)% 75% Non-Time ($ in billions) Average transaction deposits remain strong in attractive markets of Colorado, Greater Kansas City Region and Texas. Peoples adds attractive low cost deposit presence in New Mexico as well. Grew linked quarter average transaction deposits 23.0%, annualized. Year-over-year 4Q average transaction deposit growth of 10.0%, adjusting for banking center divestitures. Mix of deposits continues to improve. Client deposits and client repurchase agreements comprised 95.3% of total liabilities. Strong Transaction Deposit Growth 0.37% $3.5 $0.1 $1.2 $2.4 $2.5 $2.7 $2.8 $2.8 Peoples average transaction deposits NBHC average transaction deposits $0.6 $1.4 $1.3 $1.2 $1.1 $1.1 Peoples average time deposits NBHC average time deposits 30% 33% 33% 35% 37% 34% 36% 37% 37% 38% 36% 31% 30% 28% 25% $3.8 $3.8 $3.9 $4.0 $4.7 YE14 YE15 YE16 YE17 YE17 w/ Peoples Demand & NOW Savings & MM Time 70% Non - Time 64% Non - Time 69% Non - Time 72% Non - Time 0.00% 0.25% 0.50% 1.50% 0.37% 0.36% 0.36% 0.41% FY14 FY15 FY16 FY17 Fed Funds Rate Cost of Deposits Reported Cost of Deposits w/ Peoples

Financial Overview 15

Total loans ended the quarter at $3.2 billion, increasing $58.4 million, or 7.4% annualized, while originated loans outstanding totaled $3.0 billion and increased $72.3 million, or 10.0% annualized. Fully taxable equivalent net interest income totaled $38.6 million, and decreased $0.8 million due to $0.9 million lower accretion income on 310-30 loans. The net interest margin narrowed 0.19% to 3.41% due to a 0.09% impact from higher short-term investments and a 0.09% impact from lower accretion income on 310-30 loans. The non 310-30 provision for loan losses totaled $3.2 million, as net charge-offs totaled $2.1 million. Fourth quarter annualized non 310-30 net charge-offs represented 0.27% of total non 310-30 loans, while the full year was 0.38%, or 0.12% excluding energy charge-offs. Average deposits totaled $4.0 billion and increased $155.2 million, or 15.9% annualized, driven by strong business demand deposit growth of $58.9 million, or 26.7% annualized. Non-interest income totaled $8.9 million and decreased $0.7 million. Service charges and bank card fees increased a combined $0.4 million and were more than offset by a $0.5 million decrease in interest rate swap income from commercial clients and a $0.2 million seasonal decrease in gain on sale of mortgages. Non-interest expense totaled $34.0 million and decreased $0.6 million. The quarter included one-time expenses of $2.0 million related to the Peoples acquisition and a $0.5 million accrual for the special $1,000 bonus payments to 490 associates. Tax expense totaled $18.6 million and included an $18.5 million non-cash deferred tax asset charge resulting primarily from corporate tax reform legislation partially offset by $0.8 million in tax benefits from stock compensation activity. The full year effective tax rate was 20% without these discrete items. Common book value per share was $19.81 at December 31, 2017, while tangible common book value per share was $17.94, and $18.89 after consideration of the excess accretable yield value of $0.95 per share. The deferred tax asset re-measurement charge impacted the tangible common book value per share by $0.69. The acquisition of Peoples, Inc. was completed on January 1, 2018, adding estimated assets of $868 million, loans held for investment of $544 million and deposits of $730 million. The aggregate consideration was $146.4 million, of which $36.2 million was cash, and the remainder was settled by delivery of 3,398,477 shares of NBHC common stock. The systems conversion for this transaction is scheduled to be completed in the first quarter of 2018. 16 Fourth Quarter 2017 Results Summary (All comparisons are to prior quarter unless otherwise noted.) Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics

Net Interest Income(1) Replacing High-Yielding Acquired Loans with Originations 17 P&L Metrics Net Interest Margin(1) Strong Yields on Loan Portfolio Comments Fully taxable equivalent net interest income grew $2.4 million compared to FY16 primarily due to an increase in earning assets and continued shift into the originated portfolio The FY 2017 net interest margin (FTE) widened 0.01% to 3.50% due to a 0.07% increase in the earning asset yield, partially offset by an increase in the cost of deposits of 0.05% Including Peoples, combined 2018 net interest margin expected in the range of 3.55% and 3.65% (1) Presented on a fully taxable equivalent basis using the statutory rate of 35%. The tax equivalent adjustments included for FY15, FY16, and FY17 were $2,695, $4,081, and $5,852 thousand, respectively. $30.2 $152.2 $121.9 $159.6 $149.7 ($ in millions) $99.0 $106.1 $60.6 $43.6 FY15 FY16 FY17 Net interest income excluding acquired loans Acquired loan income 3.60% 3.49% 3.50% FY15 FY16 FY17 19.90% 19.52% 17.03% 4.11% 3.93% 4.15% FY15 FY16 FY17 310-30 Loans Non 310-30 Loans (1)

18 Net Interest Income Sensitivity NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change(1) (1) 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. Variable pricing loans set to reset within 12 months make up over 51% of total loans.

Steady trend of decreasing expenses over the years. Since 2012, expenses have decreased $77 million or 37%. 19 Non-Interest Expense Non-Interest Expense Comments Adjusted for $2.7 million of Peoples acquisition-related expenses and $0.5 million accrual for $1,000 special bonus $210 $158 84.53% 68.63% ($ in millions) $134 (1) $44 $137 $5 $29 $5 $181 $153 FY12 FY15 FY16 FY17 Problem Asset Workout, net of OREO gains Efficiency ratio FTE $136

31-Dec 16 31-Dec 17 Book Value Available-for-Sale $895 $871 Held-to-Maturity 325 253 "Locked-in" Gains (HTM) 7 6 Total Book Value $1,227 $1,095 Available-for-Sale Unrealized Gains / (Losses) (11) (15) Held-to-Maturity Unrealized Gains / (Losses) 0 0 Fair Market Value of Portfolio $1,216 $1,114 Portfolio Yield (Spot) 2.15% 2.22% Portfolio Duration 3.2 3.0 Weighted-Average Life 3.4 3.3 20 Conservative Investment Portfolio ($ in millions) Investments by Asset Class(1) (4Q17) Portfolio Summary(1) 99.7% of portfolio is U.S. agency backed Duration contained at 3.0 years OCI fluctuations minimized by 23% of portfolio in Held-To-Maturity Investment portfolio mainly in run-off mode since Q4-13; using cash flows to fund loan growth Stable yields helped by limited price premium exposure (1) Excludes $14mm and $15mm of FHLB / FRB stock as of 31-Dec-16 and 31-Dec-17, respectively 33% 3% 62% 1% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Other

21 Long-Term Financial Goals Assets ~$6bn–$8bn Efficiency Ratio (Excludes Residential Mortgage Business) <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio Approximation 30% Tier 1 Leverage 9%

22 Investment Highlights Attractive markets of Colorado and Greater Kansas City Region with a presence in Austin and Dallas, Texas and New Mexico Diversified revenue stream with high-performing, relationship-centric business model focused on earning the business of individuals and small and medium sized businesses Relationship banking strategies driving strong relationship-based commercial loan originations of $605 million in 2017 and low-cost deposit growth Granular and well-diversified loan portfolio well positioned to absorb future stress Accelerated growth in profitability and returns Steady trend of decreasing expenses over the years Demonstrated opportunistic manager of capital through strong organic growth, accretive acquisitions, selective stock repurchases and dividends Expertise in mergers and acquisitions with future opportunities Experienced and respected management team and board of directors

23 Appendix

24 NBHC Management Team Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (35 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (37 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (32 years in banking) Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (21 years in legal and banking)

25 Accomplished Board of Directors Name Title Experience Tim Laney Chairman, President and CEO Former Senior EVP and Head of Business Services of Regions Financial Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee Former Senior Managing Director at Ernst & Young Corporate Finance LLC Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Former Banking and Securities Commissioner for the State of Colorado Former President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick Former CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee Former EVP and Director of Mergers and Acquisitions of BB&T Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director CEO of AKZPartners Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space Member of the University of Delaware Cyber Security Initiative Advisory Council

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27 Reconciliation of Non-GAAP Measures ($ in millions, except per share) 31-Dec-16 31-Dec-17 Return on Average Tangible Assets and Return on Average Tangible Equity: Net income 23.1 $ 14.6 $ Add: impact of core deposit intangible amortization expense, after tax 3.3 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 26.4 $ 17.8 $ Income before income taxes (FTE) (non-GAAP) 30.1 $ 41.7 $ Add: impact of core deposit intangible amortization expense, before tax 5.5 5.3 Add: provision 23.7 13.0 FTE income adjusted for impact of core deposit intangible amortization expense and provision (non-GAAP) 59.2 $ 60.0 $ Average assets 4,652.0 $ 4,705.2 $ Less: average goodwill and intangible assets, net of deferred tax asset related to goodwill (60.0) (53.0) Average tangible assets (non-GAAP) 4,592.0 $ 4,652.3 $ Average shareholders' equity 583.7 $ 546.7 $ Less: average goodwill and intangible assets, net of deferred tax asset related to goodwill (60.0) (53.0) Average tangible common equity (non-GAAP) 523.7 $ 493.8 $ Return on average assets 0.50% 0.31% Return on average tangible assets (non-GAAP) 0.57% 0.38% Return on average tangible assets pre-provision/ pre-tax (non-GAAP) 1.29% 1.29% Return on average equity 3.95% 2.67% Return on average tangible common equity (non-GAAP) 5.04% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: Interest income 160.4 $ 164.4 $ Add: impact of taxable equivalent adjustment 4.1 5.9 Interest income, fully taxable equivalent (non-GAAP) 164.5 $ 170.3 $ Net interest income 145.6 $ 146.3 $ Add: impact of taxable equivalent adjustment 4.1 5.9 Net interest income, fully taxable equivalent (non-GAAP) 149.7 $ 152.2 $ Average earning assets 4,281.2 $ 4,353.3 $ Yield on earning assets 3.75% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 3.84% 3.91% Net interest margin 3.40% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.50% 3.50% As of and for the years ended

28 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 31-Dec-17 Tangible common equity calculations: Total shareholders' equity 532.4 $ Less: goodwill and intangible assets, net (61.2) Add: deferred tax liability related to goodwill 10.9 Tangible common equity (non-GAAP) 482.0 $ Tangible common book value per share calculations: Tangible common equity (non-GAAP) 482.0 $ Divided by: ending shares outstanding 26,875,585 Tangible common book value per share (non-GAAP) 17.94 $ As of and for the year ended

29 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) As of and for the year ended 31-Dec-17 Adjustments to income per share: Income per share 0.53 $ Adjustments (non-GAAP) (1) 0.73 Adjusted income per share - diluted (non-GAAP) (1) $ 1.26 Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) (1) 35,009 $ Add: impact of core deposit intangible amortization expense, after tax 3,259 Net income adjusted for impact of core deposit intangible amortization expense, after tax (1) $ 38,268 Average tangible assets (non-GAAP) 4,652,283 Adjusted return on average tangible assets (non-GAAP) 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax(1) 38,268 Average tangible common equity (non-GAAP) 493,758 Adjusted return on average tangible common equity (non-GAAP) 7.75% (1) Refer to table below for adjustments Adjustments: Non-interest expense adjustments: Acquisition-related 2,691 $ Bonus accrual 491 Total pre-tax adjustments (non-GAAP) $ 3,182 Collective tax expense impact (1,209) Deferred tax asset re-measurement 18,457 Adjustments (non-GAAP) $ 20,430